Exhibit 10.2
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.2 to Huntington’s
Current Report on Form 8-K dated November 21, 2005
As Amended by Exhibit 10.1 to Huntington’s Quarterly Report on Form 10-Q for the Period
Ended September 30, 2008

Name	Effective Date

Daniel B. Benhase	January 1, 2006
Richard A. Cheap	January 1, 2006
James E. Dunlap	January 1, 2006
Shirley L. Graham	April 22, 2009
Donald R. Kimble	January 1, 2006
Mary W. Navarro	January 1, 2006
Nicholas G. Stanutz	January 1, 2006
Randall G. Stickler	April 16, 2009
Mark E. Thompson	April 20, 2009
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.3 to Huntington’s
Current Report on Form 8-K dated November 21, 2005
As Amended by Exhibit 10.1 to Huntington’s Quarterly Report on Form 10-Q for the Period
Ended September 30, 2008

Name	Effective Date

Zahid Afzal	July 17, 2007